                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT dated as of September ____ , 1999 between MidAmerican Energy Holdings Company ("MidAmerican Holdings") and HomeServices.Com Inc. (the "Company").

         WHEREAS, as of the date of this Agreement, MidAmerican Holdings owns _________ shares of the Company's Common Stock, par value $.01 per share (the "Common Stock")(1);

         WHEREAS, the Company is consummating on the date hereof an initial public offering (the "Offering") of shares of the Company's Common Stock;

         WHEREAS, the Board of Directors of the Company has authorized the officers of the Company to execute and deliver this Agreement in the name and on behalf of the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties to this Agreement hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

         "days" means calendar days.

         "Holder" means MidAmerican Holdings, including its successors and assigns who acquire Registrable Securities, directly or indirectly, from MidAmerican Holdings; provided, however, that for purposes of exercising the demand and incidental registration rights set forth in Sections 2 and 3 of this Agreement, a "Holder" means MidAmerican Holdings or its successors and assigns so long as it holds Registrable Securities constituting at least 5.0% of the total number of shares of Common Stock then outstanding. For purposes of this Agreement, the Company may deem and treat the registered holder of a Registrable Security as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

--------
(1) Share ownership to be post-Merger so this Agreement must be executed after the Merger occurs.

          "Registrable Securities" means (a) the Common Stock owned by (i) MidAmerican Holdings upon completion of the Offering, (ii) any pledgee of Common Stock under a bona fide pledge arrangement with MidAmerican Holdings (or its successors and assigns) or (iii) any transferee that receives Registrable Securities from MidAmerican Holdings (or its successors and assigns) to the extent that MidAmerican Holdings (or its successors and assigns) assigns to such transferee registration rights in writing relating to the Registrable Securities transferred to such transferee (a "Permitted Transferee")), (b) any Common Stock acquired by MidAmerican Holdings in the open market at a time when MidAmerican Holdings is deemed to be an Affiliate (as such term is defined under Rule 144 under the Securities Act) of the Company so long as MidAmerican Holdings continues to be deemed an Affiliate of the Company, (c) any debt, equity or other securities (including without limitation any options, rights, warrants or similar securities) issued by MidAmerican Holdings or any other person that are or may be exchangeable or exercisable for or convertible into the Common Stock and (d) any securities issued or issuable in respect of the Common Stock referred to in clauses (a) and (b) above, by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reclassification, merger or consolidation, and any other securities issued pursuant to any other pro rata distribution with respect to such Common Stock. For purposes of this Agreement, a Registrable Security ceases to be a Registrable Security when (1) a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been sold or distributed to the public in accordance with such registration statement (and has not been reacquired in the manner described in clause (b) above), (2) such security is sold or distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (3) such security shall have been otherwise transferred, a new certificate for it not bearing a legend restricting further transfer shall have been delivered by the Company and the subsequent disposition of it shall, in the opinion of MidAmerican Holdings' counsel, not require registration or qualification of it under the Securities Act or any similar state law then in force or (4) it shall have ceased to be outstanding.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         2. Demand Registration. (a) Subject to Section 5 hereof, if at any time any Holder shall request the Company in writing to register under the

Securities Act all or a part of the Registrable Securities held by such Holder (a "Demand Registration"), the Company shall use its best efforts to cause to be filed and declared effective as soon as reasonably practicable (but in no event filed later than the 60th day after such Holder's request is made) a registration statement, on such appropriate form as the Company shall reasonably determine, providing for the sale of all such Registrable Securities by such Holder. The Company agrees to use its best efforts to keep any such registration statement continuously effective and usable for resale of Registrable Securities until the earlier of (a) the date the Holder whose Registrable Securities are included therein shall request and (b) the expiration of 180 days after such registration statement becomes effective, subject to extension as provided in Section 4(d). The Company shall be obligated to file registration statements pursuant to this Section 2(a) until all Registrable Securities have ceased to be Registrable Securities. Each registration statement filed pursuant to this Section 2(a) is hereinafter referred to as a "Demand Registration Statement." Holders shall be entitled to two effective Demand Registration Statements per year.

         (b) The Company agrees (i) not to effect any public or private sale, distribution or purchase of any of its securities which are the same as or similar to the Registrable Securities, including a sale pursuant to Regulation D or Regulation S under the Securities Act, during the 60-day period prior to (or shorter if the Holder's notice precedes the offering by less than 60 days), and during the 90-day period beginning on, the closing date of each underwritten offering under any Demand Registration Statement, and (ii) to use reasonable best efforts to cause each holder of its securities purchased from the Company, at any time on or after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act; it being understood that the registration rights granted hereunder are intended to take precedence over any other registration or distribution rights granted to any other purchasers of the Company's securities.

         (c) ______ The Company may postpone for a reasonable period of time, not to exceed 30 days, the filing or the effectiveness of any Demand Registration Statement if the Board of Directors of the Company in good faith determines that (A) such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or (B) the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disrup-tion of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company.

         (d) If at any time any Holder of Registrable Securities to be covered by a Demand Registration Statement desires to sell Registrable Securities in an underwritten offering, such Holder shall have the right to select any nationally recognized investment banking firm(s) to manage the offering, subject to the approval of the Company, which approval shall not be unreasonably withheld, and the Company shall enter into underwriting agreements with the underwriter(s) of such offering, which agreements shall contain such representations and warranties by the Company, and such other terms, conditions and indemnities as are similar to those of the Company contained in the underwriting agreement dated September ____ , 1999 relating to the Offering or otherwise are at the time customarily contained in underwriting agreements for similar offerings.

         (e) A Demand Registration Statement requested pursuant to
Section 2(a) shall not be deemed to have been effected (i) if such Demand Registration Statement has not become effective, (ii) if, after it has become effective, such Demand Registration Statement becomes subject to, any stop order, injunction or other order of the SEC or other governmental agency or court for any reason or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than solely by reason of some act or omission by the Holders.

         3. Incidental Registration. Subject to Section 5 hereof and the other terms and conditions set forth in this Section 3, if the Company proposes at any time to register any shares of Common Stock (the "Initially Proposed Shares") under the Securities Act for sale, whether or not for its own account, pursuant to an underwritten offering, the Company will promptly give written notice to the Holders of the Company's intention to effect such registration (such notice to specify, among other things, the proposed offering price, the kind and number of securities proposed to be registered and the proposed lead distribution arrangements, including identification of the proposed lead underwriter(s)). The Holders shall be entitled to include in such registration statements, as a part of such underwritten offering, such number of shares (the "Holder Shares") to be sold for the account of the Holders (on the same terms and conditions as the Initially Proposed Shares) as shall be specified in a request in writing delivered to the Company within 20 days after the date upon which the Company gave the aforementioned notice and to designate a co-lead managing underwriter of the offering who shall be compensated on the same basis as the Company's designated co-lead managing underwriter.

         The Company agrees to use its reasonable efforts to keep any such registration statement continuously effective and usable for resale of Registrable Securities for a period of 90 days after such registration statement becomes effective.

         The Company's obligations to include Holder Shares in a registration statement pursuant to this Section 3 is subject to each of the following limitations, conditions and qualifications:

                  (i) If, at any time after giving written notice of its intention to effect a registration of any of its shares of Common Stock and prior to the effective date of any registration statement filed in connection with such registration, the Company shall reasonably determine not to register any of such shares, the Company may, at its election, give written notice of such determination to the Holders and thereupon it shall be relieved of its obligation to use any efforts to register any Holder Shares in connection with such aborted registration.

                  (ii) If the offering is underwritten and the co-lead managing underwriter of such offering designated by the Company shall inform the Company and the Holders of the Holder Shares by letter of its belief that the distribution of all or a specified portion of the Holder Shares would materially interfere with the registration and sale in accordance with the intended method thereof, of the Initially Proposed Shares (such letter to state the bases of belief and the approximate number of shares of Common Stock which may be included for such offering without having such interference), then the number of Holder Shares to be included in such registration statement and the number of Initially Proposed Shares shall each be reduced to such number, if any, that is 50%, respectively, of the number that such co-lead managing underwriter has stated in the letter that can be marketed successfully. If, as a result of the cutback provisions of the preceding sentence, the Holders are not entitled to include all of the Holder Shares in such registration, such Holders may elect to withdraw their request to include Holder Shares in such registration (a "Withdrawal Election").

         4. Registration Procedures. (a) Whenever the Company is required to effect the registration of any Registrable Securities under the Securities

Act pursuant to the terms and conditions of Section 2(a) or 3 (such Registrable Securities being hereinafter referred to as "Subject Shares"), the Company will use its best efforts, in the case of a registration pursuant to Section 2(a), and all reasonable efforts, in the case of a registration pursuant to Section 3, to effect the registration and sale of the Subject Shares in accordance with the intended method of disposition thereof. Without limiting the generality of the foregoing, the Company will as soon as practicable:

                  (i) prepare and file with the SEC a registration statement with respect to the Subject Shares in form and substance satisfactory to the Holders of the Subject Shares, and use all reasonable or best efforts, as the case may be, to cause such registration statement to become effective as soon as possible;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period and to comply with the provisions of the Securities Act with respect to the disposition of all Subject Shares and other securities covered by such registration statement;

                  (iii) furnish the Holders covered by such registration statement, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such Holders may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                  (iv) use all reasonable efforts to register or qualify the Subject Shares covered by such registration statement under the securities or blue sky laws of such jurisdictions as the managing underwriter(s) shall reasonably recommend, and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the Subject Shares covered by such registration statement;

                  (v) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

                  (vi) cause its President, Chief Financial Officer and other senior officers reasonably requested by the Holders or managing underwriters to participate in "roadshow" meetings with prospective buyers and other sales and marketing efforts, consistent, with the recommendations of the managing underwriter designated by the Holders (with respect to a Demand Registration Statement filed pursuant to Section 2 of this Agreement) or the co-lead managing underwriters designated by the Company and the Holders (with respect to a registration statement filed pursuant to Section 3 of this Agreement);

                  (vii) furnish, at the Company's expense, unlegended certificates representing ownership of the securities being sold in such denominations as shall be requested and instruct the transfer agent to release any stop transfer orders with respect to the Subject Shares being sold;

                  (viii) notify in writing each Holder promptly at any time when a prospectus relating to the Subject Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the prospectus or any preliminary prospectus, in light of the circumstances under which they were made) not misleading, and the Company will, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Subject Shares such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) notify in writing each Holder and the managing underwriter(s), promptly of (A) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation or threat of any proceedings by any person for that purpose and (B) the receipt by the Company of any notification with respect to the suspension of the qualifications of any Subject Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (x) enter into customary agreements (including an underwriting agreement in customary form in the case of an underwritten offering) and make such representations and warranties and indemnities to the sellers and underwriter(s) as in form and substance and scope are customarily made by issuers to underwriters in underwritten offerings and take such other actions as the Holders or the managing underwriter(s) or agent, if any, reasonably require in order to expedite or facilitate the disposition of such Subject Shares;

                  (xi) make available for inspection by the Holders, any underwriter or agent participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other similar professional advisor retained by any such holders or underwriter (collectively the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. The Holders agree that Records and other information which the Company determines, in good faith, to be confidential or privileged and of which determination the Inspectors are so notified shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena, court order or regulatory or agency request or (iii) the information in such Records has been generally disseminated to the public. Each Holder agrees that it will, upon learning that disclosure of such Record is sought in a court of competent jurisdiction or by a governmental agency, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (xii) make available for "due diligence" questions its President, Chief Financial Officer and other senior officers reasonably requested by the Holders or managing underwriters;

                  (xiii) obtain for delivery to the Company, the underwriter(s) or their agent, with copies to the Holders, a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holders or the managing underwriter(s) reasonably request;

                  (xiv) obtain for delivery to the Holders and the underwriter(s) or their agent an opinion or opinions from in-house and special outside counsel for the Company in customary form and reasonably satisfactory to the Holder, underwriters or agents and their counsel;

                  (xv) make available to its security holders earnings statements, which need not be audited, satisfying the provisions of
         Section 11(a) of the Securities Act no later than 90 days after the end of the 12-month period beginning with the first month of the Company's first quarter commencing after the effective date of the Registration Statement, which earnings statements shall cover said 12-month period;

                  (xvi) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the effectiveness of such registration statement at the earliest possible moment;

                  (xvii) cause the Subject Shares to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the sellers thereof or the underwriters(s), if any, to consummate the disposition of such Subject Shares;

                  (xviii) cooperate with the Holders and the managing underwriter(s), if any, or any other interested party (including any interested broker-dealer) in making any filings or submission required to be made, and the furnishing of all appropriate information in connection therewith, with the National Association of Securities Dealers, Inc. ("NASD");

                  (xix) cause its subsidiaries to take action necessary to effect the registration of the Subject Shares contemplated hereby, including filing any required financial information;

                  (xx) effect the listing of the Subject Shares on The Nasdaq Stock Market's National Market or such other national securities exchange or over-the-counter market on which shares of the Common Stock shall then be listed; and

                  (xviii) take all other steps necessary to effect the registration of the Subject Shares contemplated hereby.

                  (b) The Holders shall provide (in writing and signed by the Holders and stated to be specifically for use in the related registration statement, preliminary prospectus, prospectus or other document incident thereto) the information regarding registered ownership and the number of shares being sold as is customarily contained in a "Principal and Selling Securityholders" table in a prospectus.

                  (c) The Holders shall, if requested by the Company and the managing underwriters designated by the Company and the Holders in connection with any proposed registration and distribution pursuant to this Agreement, (i) agree to sell the Subject Shares on the basis provided in any underwriting arrangements entered into in connection therewith and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents similar to those executed in the Offering or otherwise customary in similar offerings.

                  (d) Upon receipt of any notice from the Company that the Company has become aware that the prospectus (including any preliminary prospectus) included in any registration statement filed pursuant to Section 2(a) or 3, as then in effect, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Holders shall forthwith discontinue disposition of Subject Shares pursuant to the registration statement covering the same until the Holders' receipt of copies of a supplemented or amended prospectus and, if so directed by the Company, deliver to the Company (at the Company's expense) all copies other than permanent file copies then in the Holder's possession, of the prospectus covering the Subject Shares that was in effect prior to such amendment or supplement. If the Company provides such notice, the periods mentioned in Sections 2(a) or 3 of this Agreement for maintaining the effectiveness of the Registration Statement shall be extended by the length of the period from and including the date when the Holders shall have received such notice to the date on which such Holders have received the copies of the supplemented or amended prospectus required to be delivered by the Company under Section 4(a)(vii) of this Agreement.

                  (e) The Company shall pay all reasonable out-of-pocket expenses incurred in connection with any Demand Registration Statements filed pursuant to Section 2(a) of this Agreement and any registration statement filed pursuant to Section 3 of this Agreement, including, without limitation, all (i) SEC and blue sky registration and filing fees (including NASD fees), (ii) printing expenses, (iii) transfer agents and registrars' fees, (iv) fees and disbursements of the Company's counsel and accountants, (v) fees and disbursements of experts used by the Company in connection with such registration statement, (vi) the Company's internal expenses (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any annual audits of the Company or its subsidiaries and the expense of any additional liability insurance), (vii) reasonable fees and disbursements of one counsel, other than the Company's counsel, selected to represent all Holders by Holders owning a majority in number of the Registrable Securities being registered, (viii) fees and expenses associated with "roadshows" or otherwise customarily reimbursed or paid by issuers on behalf of underwriters in underwritten offerings; provided, however, that the Holders shall pay all underwriting discounts and commissions attributable to securities sold for the account of the Holders pursuant to such Demand Registration Statement or other registration statement filed pursuant to
Section 3 of this Agreement.

            5. Indemnification.

                  (a) In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Sections 2 or 3, the Holder of any Common Stock covered by such registration statement, its directors and officers, each broker who participates in such offering or sale on behalf of a holder, each other person who participates as an underwriter in the offering or sale of such securities, its directors and officers and each other person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Holder or any underwriter participating in the offering specifically for use in the registration statement, and provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Common Stock or to any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Common Stock to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

                  (b) Unless the Company otherwise notifies the Holders as a condition to including the Subject Shares in a registration statement, each Holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act and each other person who participates as an underwriter in the offering or sale of such securities, its directors and officers and each other person, if any, who controls any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically for use in the registration statement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. Such indemnity shall be limited to the net proceeds from such offering received by such indemnifying party. The parties expressly agree that for purposes of this Agreement, the only information furnished to the Company by the Holders selling Registrable Securities specifically for use in the registration statement will be the information concerning such seller contained in the Prospectus under the caption, "Principal and Selling Securityholders" (or substantially similar caption).

                  (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party has been materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent the indemnified party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this
Section 5 if the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or, if in the written opinion of counsel to either the indemnifying party or the indemnified party, representation of both parties by the same counsel would be inappropriate due to actual or likely conflicts of interest between them, and in that event the fees and expenses of one firm of separate counsel (in addition to the fees and expenses of local counsel) for the indemnified parties shall be paid as incurred by the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in the preceding subdivisions of this Section 5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability. In determining the amount of contribution to which an indemnified party is entitled, there shall be considered such indemnified party's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation. Notwithstanding the foregoing, no Holder of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Holder (net of underwriting discounts and commissions) from the sale of such Registrable Securities in the offering which forms the basis for such action or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

             6. Condition to Company's Obligations. Notwithstanding any other provision in this Agreement to the contrary, the Company shall have no obligation to effect any registration of Registrable Securities pursuant to this Agreement within 180 days of the date of the prospectus for the Offerings, unless U.S.

Bancorp Piper Jaffray Inc. on behalf of the underwriters in the Offering shall have given its prior written consent to such filing.

             7. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answerback received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  If to the Company, to:

                  HomeServices.Com Inc.
                  6800 France Avenue South, Suite 600
                  Edina, Minnesota 55435
                  Attn: Ronald Peltier
                  Telecopy: (612) 928-5900

                  If to MidAmerican Holdings, to:

                  MidAmerican Energy Holdings Company
                  306 South 36th Street, Suite 400
                  Omaha, Nebraska  68131
                  Attn:  Senior Vice President, Mergers and Acquisitions
                  Telecopy: (402) 341-4500

                  If to any other Holder,
                  to such name at such address as such Holder shall have indicated in a written notice delivered to the other parties to this Agreement.

Any party hereto may from time to time change its address for notices under this
Section 7 by giving at least 10 days' notice of such changes to the other parties hereto.

                  8. Waivers. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  9. Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  10. Successors and Assigns; Amendments. (a) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns, including for the benefit of those persons specified in
Section 11 hereof. If the Company is a party to a merger, consolidation or other transaction in which all or part of the Registrable Securities are converted or changed into securities of any other person, the Company shall make appropriate provision for such other person to become a party to this Agreement and to provide the registration and other rights with respect to the securities of such other person. Except as provided in this Section 10, the Company shall not assign this Agreement without the prior written consent of the other parties hereto.

                  (b) This Agreement may not be amended except by a written instrument executed by the parties hereto.

                  11. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person other than a Permitted Transferee.

                  12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of laws.

                  13. Entire Agreement. This Agreement contains the entire agreement of the parties hereto in respect of the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  14. Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.


                                    HOMESERVICES.COM INC.



                                    By:
                                         --------------------------------
                                    Name:   Steven A. McArthur
                                    Title:  Senior Vice President



                                    MIDAMERICAN ENERGY HOLDINGS COMPANY



                                    By:
                                         --------------------------------
                                    Name:    Ronald Peltier
                                    Title:   President